UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	338-2200
State or Other Jurisdiction of Incorporation:			Idaho

Former name, former address and former fiscal year, if changed since last report:				None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Shareholders ("2022 Annual Meeting") of IDACORP, Inc. ("IDACORP") held on May 19, 2022, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 5, 2022, relating to the 2022 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect directors for one-year terms	For	Withheld	Broker Non-Votes
Odette C. Bolano	33,824,720	264,842	3,782,034
Thomas E. Carlile	33,234,489	855,073	3,782,034
Richard J. Dahl	32,073,409	2,016,153	3,782,034
Annette G. Elg	33,814,565	274,997	3,782,034
Lisa A. Grow	33,937,169	152,393	3,782,034
Ronald W. Jibson	33,832,129	257,433	3,782,034
Judith A. Johansen	32,006,956	2,082,606	3,782,034
Dennis L. Johnson	31,935,978	2,153,584	3,782,034
Jeff C. Kinneeveauk	33,882,486	207,076	3,782,034
Richard J. Navarro	33,797,743	291,819	3,782,034
Mark T. Peters	33,808,099	281,463	3,782,034

The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2022 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the IDACORP Board of Directors are also members of the Idaho Power Company Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	31,907,829	1,960,749	220,983	3,782,034

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2022	For	Against	Abstentions	Broker Non-Votes
	36,318,151	1,482,589	70,855	—

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 23, 2022
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer